McLAUGHLIN & COURSON
                       CERTIFIED PUBLIC ACCOUNTANTS
                       2002 LAW & FINANCE BUILDING
                          PITTSBURGH, PA  15219
                               ____________
                               412/261-0630
                             FAX 412/261-3582


                                              January 7, 1198



Securities and Exchange Commission
Washington, DC  20549

                Re:  Atlas Energy for the Nineties-Public #5 Ltd.
                     311 Rouser Road
                     Moon Township, Pennsylvania  15108
                     Form 8K dated December 10, 1998

Gentlemen:

     We have attached a copy of Item 4 concerning Changes in Registrant's Certifying Accountants which we understand has been provided you by the registrant.

     Our firm did not have any unresolved disagreements with the registrant and therefore we are in agreement with the attached disclosure.

                                  /s/___________________________
                                     MCLAUGHLIN & COURSON